                                                                    Exhibit 4.1

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                                    Specimen


February , 2002


                                 Original Issue



                                        #

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                                 February, 2002





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                       INCORPORATED UNDER THE LAWS OF THE
                                STATE OF DELAWARE


                             MCM CAPITAL GROUP, INC.


                      Authorized 5,000,000 Preferred Shares

                                    SPECIMEN

*** Series A Senior Cumulative Participating Convertible Preferred


              MCM CAPITAL GROUP, INC., fully paid and nonassessable



                                                                   February 2002

----------------------------                        ----------------------------
President                                           Secretary



                                      $.01
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THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF LEGAL COUNSEL FOR THE HOLDER ACCEPTABLE TO LEGAL COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

THE COMPANY WILL FURNISH TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE A STATEMENT AS TO THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE APPLICABLE CLASS OR SERIES OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS



                                      *** .



                             MCM CAPITAL GROUP, INC.



                                    SPECIMEN


                               February   , 2002